January 20, 2016

GATOR OPPORTUNITIES FUND

Supplement to the Prospectus dated July 29, 2015, as supplemented December 21, 2015

On December 21, 2015, the Gator Opportunities Fund (the “Fund”), a series of the Gator Series Trust (the “Trust”), notified shareholders that, pursuant to various considerations and approvals by the Trust’s Board of Trustees (the “Board”), the Trust expected that, subject to approval by the shareholders of the Fund, the Fund would be entering into a transaction with BPV Family of Funds (the “BPV Trust”) for the purpose of reorganizing the Fund into BPV Small Cap Fund (the “Transaction”).  The Fund had prepared, with the assistance of the BPV Trust, a draft proxy statement regarding the Transaction, which was filed on Form N-14 with the Securities and Exchange Commission on December 14, 2015, in anticipation of finalizing the same for a shareholder meeting.  However, the Trust was informed on January 15, 2016, that BPV Capital Management, LLC (“BPV”), the investment adviser to the BPV Trust, had determined not to go forward with the Transaction.

In light of the foregoing, effective immediately, the Trust has terminated the public offering of the Fund’s shares and will discontinue the Fund’s operations and liquidate no later than March 21, 2016 (the “Closing Date”).  Shares of the Fund are no longer available for purchase.

The Board, in consultation with the Fund’s investment adviser, Gator Capital Management, LLC (the “Adviser”), determined by written consent dated January 20, 2016 (the “Written Consent”) to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations.  Through the date of the Fund’s liquidation, currently scheduled to take place on the Closing Date, the Adviser will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

In the Written Consent, the Board of Trustees directed that: (i) all of the Fund’s portfolio securities be liquidated to cash in an orderly manner on or before the Closing Date; and (ii) all outstanding shareholder accounts on the Closing Date be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts.   As a result of the liquidation of the Fund’s portfolio securities described above, the Fund’s normal exposure to investments will be reduced and eventually eliminated.  Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process. The distribution of proceeds from the closing of shareholder accounts remaining on the Closing Date will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders may choose to authorize a direct transfer of their retirement account assets to another tax-deferred retirement account before the Fund liquidates.  Typically, shareholders have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding this Supplement, please call (813)-282-7870.

Investors Should Retain this Supplement for Future Reference